UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2023

RCF Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 W. 50th Street, #207

Minneapolis, MN 55410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 946-1444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RCFA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On November 14, 2023, Grant Thornton LLP (“GT”) notified the Audit Committee of the Board of Directors (the “Audit Committee”) of RCF Acquisition Corp.’s (the “Company”) that GT declined to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

GT’s reports on the financial statements of the Company for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, other than an explanatory paragraph regarding substantial doubt regarding the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2022 and through the subsequent interim period up to and including the December 13, 2023, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended between the Company and GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of GT, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

There were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2022 and 2021, and through the subsequent interim period preceding December 13, 2023.

(b) Engagement of new Independent Registered Public Accounting Firm

On December 13, 2023, the Audit Committee has engaged WithumSmith+Brown, PC (“Withum”) as its new independent registered public accounting firm. The Company has authorized GT to respond fully to the inquiries of the successor independent registered accounting firm. As part of the new engagement, Withum will audit the financial statements of the Company for the year ended December 31, 2022, so as to avoid any delays in obtaining consents from GT in future filings, as well as December 31, 2023. Accordingly, GT’s consent will not be obtained for any future Company filings.

During the two fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through December 13, 2023, the company has not consulted with Withum regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Company has provided GT with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that GT furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of GT’s letter, dated December 12, 2023, stating that it agrees with such statements as they relate to their firm.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Name
16.1	Letter from Grant Thornton LLP
104.1	Cover Page iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCF ACQUISITION CORP.

By:	/s/ Rick Ganzle
	Name:	Rick Ganzle
	Title:	Chief Executive Officer

Dated: December 13, 2023

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